UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
FIRST COMMERCE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-52257	20-5565433

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Ellington Parkway, Lewisburg, Tennessee	37091

(Address of principal executive offices)	(Zip Code)
(931) 359-4322

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 23, 2007, First Commerce Bancorp, Inc., a Tennessee corporation (the “Registrant”) issued the press release furnished herewith as Exhibit 99.1 to announce the results of operations for the Registrant for the year ended December 31, 2006.
Item 7.01. Regulation FD Disclosure.
     On January 23, 2007, the Registrant issued the press release furnished herewith as Exhibit 99.1 to announce the results of operations for the Registrant for the year ended December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed or furnished herewith as noted above:

Exhibit Number	Description

99.1	Press release dated January 23, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 23, 2007	FIRST COMMERCE BANCORP, INC.
	By:	/s/ D. Glenn Hardison
D. Glenn Hardison
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 23, 2007.

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